                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                               Offer to Exchange
                                   all of its
                         12 3/4% Senior Notes due 2009
                            for a new series of its
                         12 3/4% Senior Notes due 2009
          Which Have Been Registered Under the Securities Act of 1933
               Pursuant to the Prospectus dated November  , 1999

  As set forth in Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 12 3/4% Senior Notes due 2009 ("Initial Notes"), of Primus Telecommunications Group, Incorporated, a Delaware corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Initial Notes are not immediately available or the certificates for Initial Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to December , 1999 (the "Expiration Date"), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 The Exchange Agent for the Exchange Offer is:

                           FIRST UNION NATIONAL BANK

  By Mail, Hand or Overnight Delivery:         By Facsimile:
 First Union Customer Information Center       (704) 590-7628
 Reorganization Department, 36C-NC 1153
     1525 West W.T. Harris Boulevard      To confirm by Telephone
           Charlotte, NC 28262            or for Information call:
                                               (704) 590-7408

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

                     -------------------------------------

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, ON DECEMBER   , 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED.

                     -------------------------------------

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and subject to
the conditions set forth in the Prospectus dated November   , 1999
("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Initial Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Initial Notes -- Guaranteed Delivery Procedures."

Signature(s)___________________________________________________________________

Name(s) of Eligible Holders
_______________________________________________________________________________

_______________________________________________________________________________

                              PLEASE TYPE OR PRINT

Principal Amount of Initial Notes Tendered for
Exchange $_____________________________________________________________________

Initial Note Certificate No(s). (If available__________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Dated         , 199

Address(es)____________________________________________________________________

_______________________________________________________________________________
                                                                   Zip Code

Area Code and Tel. No.(s) _____________________________________________________

(Check box if shares will be tendered by book-entry transfer)

[_] The Depository Trust Company

Account Number_________________________________________________________________

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby guarantees to either deliver to the Exchange Agent the certificates representing all the Initial Notes tendered hereby, in proper form for transfer, or to deliver such Initial Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

Name of Firm:_________________________   ______________________________________
                                                 (Authorized Signature)

Address:______________________________   Title:________________________________

______________________________________   Name:_________________________________
                                                 (Please type or print)

Area Code and Telephone Number:          Date:_________________________________

______________________________________

NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS NOTICE. CERTIFICATES
                SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                      -3-